Exhibit 99.1

SOURCE: Neptune Wellness Solutions Inc.

Neptune Announces Receipt of NASDAQ Notification

LAVAL, QUÉBEC, CANADA – February 24, 2023 – Neptune Wellness Solutions Inc. ("Neptune" or the "Company") (NASDAQ: NEPT) ), a consumer-packaged goods company focused on plant-based, sustainable and purpose-driven lifestyle brands, today announced that the Company has received written notification from the Listing Qualification Department of the Nasdaq Stock Market LLC on February 23, 2023, notifying the Company that it is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), as a result of Neptune not having timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022 with the U.S. Securities and Exchange Commission.

The Nasdaq notice has no immediate impact on the listing or trading of the Company’s common stock on the Nasdaq Capital Market. The notice provides that the Company has until April 24, 2023 (that is, 60 calendar days from the date of the Nasdaq notice) to submit to Nasdaq a plan (the “Compliance Plan”) to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Compliance Plan, Nasdaq can grant the Company an exception to extend for an additional 180 calendar days from the extended due date of the Form 10-Q filing date, or August 21, 2023, to regain compliance.

The Company is working diligently to file its Form 10-Q. While the Company can provide no assurances as to timing, Neptune expects to file its fiscal third quarter 2023 Form 10-Q in the near future, which would eliminate the need for the Company to submit a formal plan to regain compliance. Following the release of Form 10-Q, the Company will host a conference call to discuss and provide a business update. The conference call details will be announced in advance.

This announcement is made in compliance with the Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a notification of deficiency.

About Neptune Wellness Solutions Inc.

Neptune is a consumer-packaged goods company that aims to innovate health and wellness products. Founded in 1998 and headquartered in Laval, Quebec, the company focuses on developing a portfolio of high-quality, affordable consumer products that align with the latest market trends for natural, sustainable, plant-based and purpose-driven lifestyle brands. The company's products are available in more than 27,000 retail locations and include well-known organic food and beverage brands such as Sprout Organics, Nosh, and Nurturme, as well as nutraceuticals brands like Biodroga and Forest Remedies. With its efficient and adaptable manufacturing and supply chain infrastructure, the company can quickly respond to consumer demand, and introduce new products through retail partners and e-commerce channels. Please visit neptunewellness.com for more details.

Disclaimer – Safe Harbor Forward–Looking Statements
Statements in this news release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Neptune to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes”, “belief”, “expects”, “intends”, “projects”, “anticipates”, “will”, “should” or “plans” to be uncertain and forward-looking. Forward-looking statements relate to future events or future performance and reflect management’s expectations or beliefs regarding future events including, but not limited to, statements with respect to the timing of

Exhibit 99.1

reporting quarterly results. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking statements and information included in this news release are made as of the date of this news release and the Company does not undertake an obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement and the “Cautionary Note Regarding Forward-Looking Information” section contained in Neptune’s latest Annual Report on Form 10-K and it subsequent filings, which are available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml. All forward-looking statements in this news release are made as of the date of this news release. Neptune does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Media Contacts:

media@neptunecorp.com

Investor Contacts:

Valter Pinto, Managing Director

KCSA Strategic Communications

neptune@kcsa.com

212.896.1254